UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 17, 2006

ALLIED MOTION TECHNOLOGIES INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	0-04041	84-0518115
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

23 Inverness Way East, Suite. 150, Englewood, CO, 80112

(Address of Principal Executive Offices, including zip code)

303-799-8520

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

Dismissal of Independent Accountant

On May 17, 2006, the Audit Committee of the Board of Directors of Allied Motion Technologies Inc. (the “Company”) unanimously approved the dismissal of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm and the action was ratified by the Company’s Board of Directors.

The audit reports of KPMG on the Company’s financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report on the Company’s financial statements as of and for the year ended December 31, 2004 contained a separate paragraph referring to the adoption of Financial Accounting Standards No. 141 and 142, effective July 1, 2002. In connection with the audits of the two most recent fiscal years and through May 17, 2006, there have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such periods.

In connection with the audits of the two most recent fiscal years and through May 17, 2006, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided KPMG with a copy of this Form 8-K and requested that KPMG furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. A copy of KPMG’s letter dated May 22, 2006, is filed as Exhibit 16.1 to this Form 8-K.

Engagement of Independent Accountant

Also on May 17, 2006, the Audit Committee of the Company’s Board of Directors unanimously approved the engagement of Ehrhardt, Keefe, Steiner & Hottman PC as its new independent registered public accounting firm to audit the Company’s financial statements as of and for the year ending December 31, 2006 and the action was ratified by the Company’s Board of Directors.

The Company did not consult with Ehrhardt, Keefe, Steiner & Hottman PC during the two most recent fiscal years and through May 17, 2006 regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company or (ii) any matter that was the subject of a disagreement (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K), or a reportable event (as such term is described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits

(d)                                 Exhibits

16.1                                                                           Letter of KPMG LLP to the Securities and Exchange Commission dated May 22, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:                    May 22, 2006

ALLIED MOTION TECHNOLOGIES INC.

By:	/s/ Richard D. Smith
Richard D. Smith
Chief Executive Officer
and Chief Financial Officer